SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: August 16, 2005

(Date of Earliest Event Reported)

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-09240	94-6565852
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300

Dallas, Texas 75234

(Address of principal executive offices)

469-522-4200

(Registrant= s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

G Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 B Financial Information

Item 2.02. Results of Operations and Financial Condition

On August 16, 2005, Transcontinental Realty Investors, Inc. (A TCI@ or the A Company@ ) announced its operational results for the quarter ended June 30, 2005. A copy of the announcement is attached as Exhibit A 99.1.@

The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit A 99.1@ attached hereto, shall not be deemed to be A filed@ for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 B Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this Report:

Exhibit Designation	Description of Exhibit
99.1*	Press Release dated August 16, 2005
_____________________ *Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: August 16, 2005 TRANSCONTINENTAL REALTY INVESTORS, INC.

By: /s/ Ted P. Stokely_____________

Ted P. Stokely

Chairman of the Board